Exhibit 99.1

ADAPTHEALTH CORP.

FOR IMMEDIATE RELEASE

AdaptHealth Corp Enters into Definitive Agreement to Divest Diabetes Health Business to Cardinal Health

•	Continues the Company's multi-year effort to focus its portfolio on its core sleep, respiratory, and supporting home medical equipment businesses

•	Sharpens strategic focus on businesses where the Company crosses the threshold of the home to deliver clinical value to patients

•	Increases capital flexibility for reinvestment in core businesses and debt reduction, accelerating AdaptHealth's deleveraging trajectory and strengthening its balance sheet

•	Improves AdaptHealth's expected revenue growth profile and adjusted EBITDA margins on a go-forward basis

•	Positions Diabetes Health with an owner whose scale and operational capabilities are matched to the demands of direct-to-patient distribution of diabetes medical supplies

CONSHOHOCKEN, Pa. – July 20, 2026 - AdaptHealth Corp. (NASDAQ: AHCO) (“AdaptHealth” or the “Company”), a national leader in providing patient-centered, healthcare-at-home solutions including home medical equipment, medical supplies, and related services, announced today that it is divesting its Diabetes Health business to Cardinal Health.

Under the terms of an agreement signed July 19, 2026, Cardinal Health will acquire AdaptHealth's Diabetes Health business for $235 million in cash, subject to customary purchase price adjustments. The transaction is subject to regulatory review under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions.

Suzanne Foster, CEO of AdaptHealth, said, “The divestiture of our Diabetes Health business is the latest – and most significant – step in a deliberate, multi-year effort to focus AdaptHealth on our core businesses where we have the strongest competitive position and the clearest path to growth. Over the past two years, we have systematically reshaped our portfolio around our core sleep, respiratory and supporting HME business lines, where we cross the threshold of the home to deliver clinical value to patients.”

Ms. Foster continued, “We are confident that in Cardinal Health, Diabetes Health is going to an owner that has the scale and operational capabilities required to realize the asset's full potential. For AdaptHealth, this transaction allows us to redeploy capital toward our core strengths, further strengthen our balance sheet, and accelerate our pursuit of the compelling growth opportunities ahead of us in sleep and respiratory care."

The Company will provide a comprehensive update on the financial and guidance implications of the transaction, including the treatment of Diabetes Health as a discontinued operation, on its second quarter 2026 earnings call, scheduled for August 4, 2026.

Deutsche Bank Securities Inc. is serving as financial advisor and Reed Smith is serving as legal counsel to AdaptHealth. J.P. Morgan Securities LLC is serving as financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP and DLA Piper are serving as legal advisors to Cardinal Health.

ADAPTHEALTH CORP.

About AdaptHealth Corp.

AdaptHealth is a national leader in providing patient-centered, healthcare-at-home solutions including home medical equipment, medical supplies, and related services. The Company now operates under three reportable segments that align with its product categories: (i) Sleep Health, (ii) Respiratory Health, and (iii) Wellness at Home. The Sleep Health segment provides sleep therapy equipment, supplies and related services (including CPAP and BiLevel services) to individuals for the treatment of obstructive sleep apnea. The Respiratory Health segment provides oxygen and home mechanical ventilation equipment and supplies and related chronic therapy services to individuals for the treatment of respiratory diseases, such as chronic obstructive pulmonary disease and chronic respiratory failure. The Wellness at Home segment provides home medical equipment and services to patients in their homes including those who have been discharged from acute care and other facilities. The segment tailors a service model to patients who are adjusting to new lifestyles or navigating complex disease states by providing essential medical supplies and durable medical equipment. The recently sold Diabetes Health segment provides medical devices, including continuous glucose monitors and insulin pumps, and related services to patients for the treatment of diabetes and will be treated as Discontinued Operations going forward.

The Company is proud to partner with an extensive and highly diversified network of referral sources, including acute care hospitals, sleep labs, pulmonologists, skilled nursing facilities, and clinics. AdaptHealth services beneficiaries of Medicare, Medicaid, and commercial insurance payors, reaching approximately 4.5 million patients annually in all 50 states through its network of approximately 670 locations in 48 states.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed divestiture of the Diabetes Health business, the expected closing of the proposed divestiture and the timing thereof, descriptions of the Company and its operations after giving effect to the proposed divestiture, projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations and the Company’s acquisition pipeline. These statements are based on various assumptions and on the current expectations of AdaptHealth management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which the Company may become a party or governmental investigations to which the Company may become subject that could interrupt or limit the Company’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in the Company’s customers’ preferences, prospects and the competitive conditions prevailing in the healthcare sector. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

ADAPTHEALTH CORP.

Contacts

AdaptHealth Corp.

Jason Clemens, CFA

Chief Financial Officer

IR@adapthealth.com

Luke Montgomery, CFA

SVP, Investor Relations

luke.montgomery@adapthealth.com